UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): October 2, 2006

ASCENDIA BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	033-25900	75-2228820
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices) (Zip Code)

609-219-0930

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

(a)          As previously reported by Ascendia Brands, Inc. (the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2006, the Company entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), dated as of August 2, 2006, in favor of Prencen Lending, LLC and Prencen, LLC (collectively, “Prentice”) pursuant to which the Company was obligated to file a registration statement with respect to certain shares of the Company’s common stock covered by the Registration Rights Agreement not less than 60 days following the closing of the financing transaction that was consummated on August 2, 2006. A copy of the Registration Rights Agreement was filed as Exhibit 4.4 to that Current Report on Form 8-K.

On October 2, 2006, the Company and Prentice agreed that the deadline for filing the registration statement required under the Registration Rights Agreement would be extended until October 10, 2006. A copy of the amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
Number	Description of Exhibit
10.1*	Amendment dated October 2, 2006 to the Amended and Restated Registration Rights Agreement dated as of August 2, 2006 among the Registrant, Prencen, LLC and Prencen Lending, LLC

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*	Filed electronically herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2006	ASCENDIA BRANDS, INC.

By:	/s/ John D. Willie
John D. Willie
Chief Financial Officer